Dreyfus A Bonds Plus, Inc.

SEMIANNUAL REPORT September 30, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Financial Futures

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                             A Bonds Plus, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus A Bonds Plus, Inc., covering the six-month period from April 1, 1998 through September 30, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald Thunelius, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the fund.

The past six months have been highly volatile for most bonds. When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates twice during the summer of 1999, effectively offsetting most of last fall' s interest-rate cuts

Higher interest rates led to some erosion of bond prices, especially among the higher yielding market sectors. In this environment, however, the yields of many higher yielding bonds -- including corporate bonds and U.S. government agency securities -- have recently been quite attractive compared to the yields of U.S. Treasury securities of comparable maturity.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus A Bonds Plus, Inc.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

October 15, 1999




DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Portfolio Manager

Dreyfus Taxable Fixed Income Team

How did Dreyfus A Bonds Plus, Inc. perform relative to its benchmark?

For the six-month period ended September 30, 1999, Dreyfus A Bonds Plus, Inc. produced a 0.22% total return.(1) This compares to a -0.22% total return provided by the fund's benchmark, the Merrill Lynch Domestic Master Index,(2) and a -0.21% total return for the Lehman Brothers Aggregate Bond Index(3) for
the    same    period.

We attribute the fund' s performance to our asset allocation strategy. We increased the fund' s exposure to corporate bonds from economically sensitive issuers, a sector of the bond market that has performed relatively well over the past six months. At the same time, we decreased exposure to commercial mortgage-backed securities in order to improve the liquidity of the fund's holdings.

What is the fund's investment approach?

The fund seeks high current income from a portfolio that invests at least 80% of its assets in fixed-income securities that, when purchased, are rated single-A or better or are the unrated equivalent as determined by Dreyfus, and in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. While the fund may invest in a broad array of fixed-income
securities,   the   fund   has  recently  concentrated  primarily  on  corporate
securities.

When selecting securities for the fund, we first examine U.S. and global economic conditions and other market factors to determine what we believe is the likely direction of long- and short-term interest rates. Using a research-driven investment process, we then attempt to identify potentially profitable sectors before they are widely perceived by the market. Finally, we look for underpriced
or    mispriced     The    Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

securities  within  those sectors that, in our opinion, appear likely to perform
well    over    time.

What other factors influenced the fund's performance?

At the beginning of the fund's six-month reporting period, many global economies appeared to be recovering from last fall's currency and credit crisis. Commodity prices, particularly oil prices, began to climb from levels that we considered substantially undervalued. At the same time, investors seemed to become more comfortable holding a broader array of assets. This recovery helped boost returns from some of our corporate bond holdings, especially those from economically sensitive issuers such as oil, chemical and paper companies. Prices of U.S. Treasury securities, however, fell sharply in the face of higher interest rates and concerns that robust economic growth might re-ignite
inflationary    pressures.

Largely  because  of  inflation  concerns,  the  Federal  Reserve  Board  raised short-term interest rates twice during the summer of 1999. An additional interest-rate hike was expected in November, which would effectively offset all of last fall's rate cuts. Overall, higher interest rates adversely affected the securities in which the fund invests. By August, in fact, the differences in yields between U.S. Treasury securities and corporate bonds had widened to
levels    last    seen    during    1998'   s    global    financial   crisis.

What is the fund's current strategy?

During  the  six-month  period,  we  emphasized  the  corporate  bond market and
de-emphasized   our   exposure   to  mortgage-related  securities,  particularly
commercial mortgage-backed securities. This shift enabled us to focus on maintaining certain levels of liquidity in a rising interest-rate environment, and the strategy proved beneficial for the fund.

The fund' s strongest fixed-income gains were produced by the corporate bond sector. Especially attractive returns were produced by bonds from cyclical issuers -- especially oil, paper, and chemical companies -- that we added to the portfolio in the beginning of the year, before oil prices rose. Our holdings in the telecommunications sector also provided relatively attractive returns.


Most recently, we have decreased our exposure to industrial and economically sensitive companies within the corporate bond sector, choosing instead to shift those assets to the financial services sector. We believe that the financial sector is likely to benefit from the more stable interest-rate environment that we expect to prevail once the Federal Reserve Board's interest-rate hikes are complete.

October 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: BLOOMBERG L.P. -- THE MERRILL LYNCH DOMESTIC MASTER INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. TREASURY AND AGENCY SECURITIES, AND MORTGAGE AND INVESTMENT GRADE CORPORATE SECURITIES WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR.

(3) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS AN UNMANAGED INDEX OF CORPORATE, GOVERNMENT AND GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                             The Fund

STATEMENT OF INVESTMENTS

September 30, 1999 (Unaudited)




                                                                                             Principal
BONDS AND NOTES--98.0%                                                                       Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE--1.0%

Lockheed Martin,

   Notes, 7.7%, 2008                                                                          5,000,000                5,021,230

AIRLINES--2.7%

Continental Airlines,

  Pass-Through Ctfs.,

   Ser. 1997-4A, 6.9%, 2018                                                                  14,000,000               13,346,550

ASSET-BACKED--1.6%

Bombardier Capital Mortgage Securitization,

  Sr. Sub. Pass-Through Ctfs.,

   Ser. 1999-B, Cl. A3, 7.18%, 2015                                                           5,000,000                5,005,469

Bosque Asset,

  Asset-Backed Notes,

   7.66%, 2002                                                                                2,669,837  (a)           2,669,420

                                                                                                                       7,674,889

AUTOMOTIVE--5.0%

Daimler-Chrysler:

   Deb., 7.45%, 2027                                                                          3,000,000                2,993,790

   Deb., 7.4%, 2097                                                                           5,000,000                4,755,115

   Ser. B, Notes, 7.45%, 2097                                                                 5,000,000                4,786,140

Federal-Mogul,

   Notes, 7.875%, 2010                                                                        5,000,000                4,562,895

Lear,

   Sr. Notes, 7.96%, 2005                                                                     7,500,000  (a)           7,363,425

                                                                                                                      24,461,365

BANKING--3.6%

Dresdner Funding Trust I,

   Notes, 8.151%, 2031                                                                        5,000,000  (a)           4,703,530

KeyCorp Capital III,

   Capital Securities, 7.75%, 2029                                                            5,000,000                4,696,075

National Westminster Bank,

   Sub. Notes, 7.375%, 2009                                                                   8,100,000                8,068,831

                                                                                                                      17,468,436

BROADCASTING & MEDIA--4.3%

British Sky Broadcasting Group,

   Notes, 6.875%, 2009                                                                        7,000,000  (a)           6,352,129

Chancellor Media (AMFM):

   Sr. Notes, 8%, 2008                                                                        2,000,000                1,957,500

   Sr. Notes, 9%, 2008                                                                        3,500,000                3,561,250

Charter Communications,

   Sr. Discount Notes, 0/9.92%, 2011                                                         15,000,000  (a),(b)       9,018,750

                                                                                                                      20,889,629


                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CHEMICALS--5.8%

Air Products & Chemicals, Ser. E,

   Medium-Term Notes, 7.8%, 2026                                                              3,637,000                3,639,469

Great Lakes Chemical,

   Notes, 7%, 2009                                                                           10,000,000                9,799,080

ICI Wilmington

  (Gtd. by Imperial Chemical Industries):

      Notes, 6.95%, 2004                                                                      7,000,000                6,903,743

      Notes, 7.05%, 2007                                                                      8,105,000                7,867,904

                                                                                                                      28,210,196

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--6.4%

GMAC Commercial Mortgage Securities,

   Ser. 1996-C1, Cl. E, 7.86%, 2006                                                           3,105,000                2,969,156

GS Mortgage Securities II,

   Ser. 1998-C1, Cl. D, 7.24%, 2030                                                           6,000,000  (c)           5,490,240

Nomura Asset Securities,

   Ser. 1998-D6, Cl. A3, 6.98%, 2028                                                          9,000,000  (c)           8,326,406

Nomura Depositor Trust ST 1,

   Ser. 1998-ST1, Cl. A3, 5.96%, 2003                                                         5,000,000  (a),(c)       4,878,125

Resolution Trust,

   Ser. 1994-C2, Cl. D, 8%, 2025                                                              9,792,056                9,799,449

                                                                                                                      31,463,376

COMPUTERS--1.9%

IBM,

   Deb., 7.125%, 2096                                                                        10,000,000                9,430,680

CONSUMER--3.2%

Corning,

   Deb., 6.85%, 2029                                                                         17,090,000               15,586,405

ELECTRIC POWER--2.4%

Edison International,

   Notes, 6.875%, 2004                                                                        5,000,000                4,944,030

Electric Lightwave,

   Notes, 6.05%, 2004                                                                         7,000,000  (a)           6,775,650

                                                                                                                      11,719,680

ENERGY--4.3%

Enron Oil & Gas Resources,

   Notes, 6.65%, 2028                                                                        10,000,000                8,748,330

Phillips Petroleum,

   Deb., 7%, 2029                                                                            13,500,000               12,460,500

                                                                                                                      21,208,830

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
FINANCE--1.6%

Sumitomo Bank International Finance,

   Notes, 8.5%, 2009                                                                          7,500,000                7,727,677

FOREIGN--1.4%

Korea Electric Power,

   Deb., 7.75%, 2013                                                                          7,500,000                6,706,230

FOREIGN/GOVERNMENTAL--1.1%

Province of Quebec, Ser. PD,

   Deb., 7.5%, 2029                                                                           5,500,000                5,520,570

INDUSTRIAL--5.2%

PPG Industries,

   Notes, 7.05%, 2009                                                                         8,500,000                8,473,956

Rockwell International:

   Deb., 6.7%, 2028                                                                          12,000,000               11,003,640

   Deb., 5.2%, 2098                                                                           5,000,000                3,292,275

USA Waste Services,

   Sr. Notes, 7.125%, 2017                                                                    3,500,000                2,898,633

                                                                                                                      25,668,504

INSURANCE--2.2%

Frank Russell,

   Notes, 5.625%, 2009                                                                       12,000,000  (a)          10,793,268

OIL--3.0%

Amerada Hess,

   Notes, 7.875%, 2029                                                                       15,000,000               14,854,950

OIL SERVICES--3.1%

Dresser Industries,

   Deb., 7.6%, 2096                                                                          10,000,000                9,985,440

Transocean Offshore Rig,

   Deb., 8%, 2027                                                                             5,000,000                5,169,100

                                                                                                                      15,154,540

PAPER & PAPER RELATED--3.1%

Boise Cascade:

   Deb., 9.85%, 2002                                                                          8,723,000                9,214,977

   Ser. A, Medium-Term Notes, 7.92%, 2007                                                     6,000,000                5,902,278

                                                                                                                      15,117,255

REAL ESTATE INVESTMENT TRUST--.5%

Crescent Real Estate Equities,

   Notes, 7%, 2002                                                                            2,500,000                2,354,967

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--3.0%

Chase Mortgage Finance, REMIC:

   Ser. 1998-S5, Cl. B3, 6.5%, 2013                                                             602,332  (a)             473,960

   Ser. 1998-S5, Cl. B4, 6.5%, 2013                                                             501,943  (a)             334,106


                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

GE Capital Mortgage Services,

   REMIC, Ser. 1998-16, Cl. B3, 6.5%, 2013                                                    1,077,171  (a)             846,926

Norwest Asset Securities:

   Ser. 1997-15, Cl. B1, 6.75%, 2012                                                          1,016,185                  985,176

   Ser. 1997-16, Cl. B1, 6.75%, 2027                                                          2,158,088                1,991,355

   Ser. 1997-16, Cl. B2, 6.75%, 2027                                                            687,021                  598,993

   Ser. 1998-11, Cl. B2, 6.5%, 2013                                                           1,697,928                1,587,512

   Ser. 1998-13, Cl. B1, 6.25%, 2028                                                          2,960,157                2,633,755

   Ser. 1998-13, Cl. B2, 6.25%, 2028                                                          2,836,941                2,644,511

   Ser. 1998-13, Cl. B6, 6.25%, 2028                                                            370,991  (a)              78,706

Residential Funding Mortgage Securities I:

   Ser. 1998-S9, Cl. 1-B1, 6.5%, 2013                                                           779,949  (a)             634,668

   Ser. 1998-S22, Cl. B1, 6.5%, 2013                                                            491,923                  385,852

   Ser. 1998-S22, Cl. B3, 6.5%, 2013                                                            369,036  (a)              88,569

   Ser. 1998-S22, Cl. M2, 6.5%, 2013                                                            615,144                  557,443

   Ser. 1998-S22, Cl. M3, 6.5%, 2013                                                          1,229,807                1,066,870

                                                                                                                      14,908,402

RETAIL--.9%

Saks,

   Notes, 8.25%, 2008                                                                         4,500,000                4,381,943

TECHNOLOGY--2.1%

United Technologies:

   Notes, 7%, 2006                                                                            6,200,000                6,246,643

   Notes, 7.5%, 2029                                                                          4,000,000                4,043,896

                                                                                                                      10,290,539

WIRELESS COMMUNICATIONS--1.4%

Centaur Funding, Ser. C,

   Discount Notes, 0%, 2020                                                                  45,000,000  (a)           6,604,740

U.S. GOVERNMENT--11.6%

U.S. Treasury Bonds:

   5.25%, 2/15/2029                                                                          18,265,000               15,974,934

   6.125%, 8/15/2029                                                                         11,375,000               11,491,252

U.S. Treasury Inflation Protection Securities,

   3.875%, 1/15/2009                                                                          5,000,000  (d)           4,923,400

U.S. Treasury Notes:

   6%, 8/15/2004                                                                              4,060,000                4,098,814

   6%, 8/15/2009                                                                             20,000,000               20,161,200

                                                                                                                      56,649,600

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY/MORTGAGE BACKED--15.6%

Federal Home Loan Mortgage,

  REMIC, Mutliclass Mortgage Participation Ctfs.

  (Interest Only Obligation):

      Ser. 1978, Cl. PH, 7%, 1/15/2024                                                        4,665,412  (e)             626,915

      Ser. 1995, Cl. PY, 7%, 10/15/2027                                                      10,124,292  (e)           3,769,717

Federal National Mortgage Association:

   6.88%, 2/1/2028                                                                            4,234,962                4,165,788

   Remic Trust, Gtd. Pass Through Ctfs.,

      Ser. 1996-64, Cl. PM, 7%, 1/18/2012

      (Interest Only Obligation)                                                              6,434,604  (e)           1,097,679

Government National Mortgage Association I:

   6.475%, 9/1/2033                                                                           7,747,701                7,515,270

   7%, 6/15/2008                                                                                 86,295                   86,808

   9.5%, 11/15/2017                                                                           4,134,342                4,488,325

   Construction Loan:

      6.7%, 7/15/2001                                                                        11,576,069               11,319,196

      6.7%, 5/15/2039                                                                         3,789,730  (f)           3,705,636

      6.86%, 3/15/2038                                                                       12,979,300  (f)          13,088,715

      7%, 3/15/2000                                                                          10,625,874               10,715,450

      7%, 7/15/2039                                                                           1,172,826  (f)           1,182,713

   Project Loan:

      6.54%, 7/15/2033                                                                        4,418,760                4,305,507

      6.55%, 6/15/2033                                                                        1,835,053                1,770,239

      6.625%, 6/1/2033-9/15/2033                                                              6,189,159                6,063,724

      6.75%, 10/15/2033                                                                       2,217,796                2,172,730

                                                                                                                      76,074,412

TOTAL BONDS AND NOTES

   (cost $492,487,704)                                                                                               479,288,863


                                                                                                 Principal

SHORT-TERM INVESTMENTS--.8%                                                                      Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   4.42%, 10/14/1999                                                                          1,500,000  (g)           1,497,570

   4.48%, 11/12/1999                                                                             500,000  (g)             497,390

   4.7%, 11/26/1999                                                                             600,000  (g)             595,758

   4.57%, 12/9/1999                                                                           1,200,000  (g)           1,189,416

TOTAL SHORT-TERM INVESTMENTS

   (cost $3,780,095)                                                                                                   3,780,134
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $496,267,799)                                                             98.8%              483,068,997

CASH AND RECEIVABLES (NET)                                                                         1.2%                5,897,451

NET ASSETS                                                                                       100.0%              488,966,448


(A) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED BUYERS. AT SEPTEMBER 30, 1999, THESE SECURITIES AMOUNTED TO $61,615,972 OR 12.6% OF NET ASSETS.

(B) ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE BECOMES EFFECTIVE UNTIL MATURITY.

(C)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(D) VARIABLE RATE SECURITY--BASE INTEREST RATE SHOWN--ADJUSTMENT TO INTEREST RATE LINKED TO THE CONSUMER PRICE INDEX.

(E)  NOTIONAL FACE AMOUNT SHOWN.

(F)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(G) HELD BY THE CUSTODIAN IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF FINANCIAL FUTURES
September 30, 1999 (Unaudited)



                                                                   Market Value                                        Unrealized
                                                                        Covered                                     (Depreciation)

                                            Contracts              by Contracts ($)         Expiration             at 9/30/99 ($)
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL FUTURES SHORT

U.S. Treasury 5 year Notes                        782                84,822,563          December '99                    (30,469)

U.S. Treasury 20 year Bonds                       724                82,490,750          December '99                   (124,781)

                                                                                                                        (155,250)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

September 30, 1999 (Unaudited)

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           496,267,799   483,068,997

Cash                                                                  4,814,012

Receivable for investment securities sold                            20,857,868

Interest receivable                                                   6,716,389

Paydown receivables                                                      27,992

Receivable for shares of Common Stock subscribed                         26,356

Prepaid expenses and other assets                                        14,759

                                                                    515,526,373
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           312,276

Payable for investment securities purchased                          24,347,322

Payable for futures variation margin--Note 4(a)                         885,055

Payable for shares of Common Stock redeemed                             811,955

Accrued expenses                                                        203,317

                                                                     26,559,925
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      488,966,448
--------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     515,724,252

Accumulated undistributed investment income--net                      4,723,755

Accumulated net realized gain (loss) on investments                (18,127,507)

Accumulated net unrealized appreciation (depreciation) on investments

  [including ($155,250) net unrealized (depreciation)

   on financial futures]--Note 4(b)                                (13,354,052)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      488,966,448
--------------------------------------------------------------------------------
SHARES OUTSTANDING

(100 million shares of $.01 par value Common Stock authorized)       35,990,297

NET ASSET VALUE, offering and redemption price per share ($)              13.59

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended September 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                            18,583,321

Cash dividends                                                          49,954

TOTAL INCOME                                                        18,633,275

EXPENSES:

Management fee--Note 3(a)                                            1,718,885

Shareholder servicing costs--Note 3(b)                                 754,648

Professional fees                                                       42,903

Custodian fees--Note 3(b)                                               39,181

Directors' fees and expenses--Note 3(c)                                 23,962

Prospectus and shareholders' reports                                    18,948

Registration fees                                                       15,837

Miscellaneous                                                            4,103

TOTAL EXPENSES                                                       2,618,467

INVESTMENT INCOME--NET                                              16,014,808
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and options transactions
                                                                    (10,101,322)

Net realized gain (loss) on financial futures                         6,761,897

NET REALIZED GAIN (LOSS)                                             (3,339,425)

Net unrealized appreciation (depreciation) on investments

   [including ($443,695) net unrealized (depreciation) on
   financial futures]                                               (12,339,779)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (15,679,204)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     335,604

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                       September 30, 1999           Year Ended

                                              (Unaudited)       March 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         16,014,808           35,287,779

Net realized gain (loss) on investments        (3,339,425)         (14,456,795)

Net unrealized appreciation (depreciation)

   on investments                             (12,339,779)          (8,867,246)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                     335,604            11,963,738
--------------------------------------------------------------------------------

NET EQUALIZATION CREDITS (DEBITS)--NOTE 1(E)    (682,659)             (551,071)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                       (16,517,043)          (35,493,065)

Net realized gain on investments                      --            (8,881,327)

TOTAL DIVIDENDS                              (16,517,043)          (44,374,392)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  50,279,832          240,655,499

Dividends reinvested                           14,618,340           39,428,193

Cost of shares redeemed                     (135,566,404)         (318,995,045)

INCREASE (DECREASE) IN NET ASSETS FROM

   CAPITAL STOCK TRANSACTIONS                (70,668,232)          (38,911,353)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (87,532,330)          (71,873,078)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           576,498,778          648,371,856

END OF PERIOD                                 488,966,448          576,498,778

Undistributed investment income--net            4,723,755            5,908,649
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     3,696,397           16,733,399

Shares issued for dividends reinvested          1,074,802            2,761,789

Shares redeemed                                (9,994,994)         (22,239,479)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (5,223,795)          (2,744,291)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.




                                               Six Months Ended

                                             September 30, 1999                              Year Ended March 31,
                                                                       -------------------------------------------------------------

                                                     (Unaudited)          1999         1998         1997           1996         1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                 13.99               14.75        14.13        14.47         13.75         14.38

Investment Operations:

Investment income--net                                 .41                 .83          .89          .88           .92           .94

Net realized and unrealized

   gain (loss) on investments                         (.38)               (.54)         .79         (.34)          .73         (.56)

Total from Investment Operations                       .03                 .29         1.68          .54          1.65           .38

Distributions:

Dividends from investment

   income--net                                        (.43)               (.84)        (.89)        (.88)         (.93)        (.94)

Dividends from net realized

   gain on investments                                  --                (.21)        (.17)          --              --       (.07)

Total Distributions                                   (.43)              (1.05)       (1.06)        (.88)         (.93)       (1.01)

Net asset value, end of period                       13.59               13.99        14.75        14.13         14.47         13.75
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                       .44(a)             2.05        12.20         3.88         12.12          3.01
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average

   net assets                                          .99(a)             .96           .95          .96           .93           .99

Ratio of net investment income

   to average net assets                              6.04(a)            5.78          6.07         6.12          6.32          6.89

Portfolio Turnover Rate                             298.03(b)          255.27        374.30       415.69        165.50        172.60
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period

   ($ x 1,000)                                     488,966            576,499       648,372      571,580       598,551       539,140


(A)  ANNUALIZED.

(B)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus  A  Bonds  Plus,  Inc.  (the  "fund") is registered under the Investment
Company Act of 1940, as amended (the "Act" ), as a diversified open-end management investment company. The fund's investment objective is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ). Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(c) Dividends to shareholders: Dividends are recorded on the ex- dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

On September 30, 1999, the Board of Directors declared a cash dividend of $.070 per share from undistributed investment income-net, payable on October 1, 1999 (ex-dividend date) , to shareholders of record as of the close of business on September 30, 1999.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carrryover of approximately $3,436,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 1999. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, the carryover expires in fiscal 2007.


(e) Equalization: The fund follows the accounting practice known as " equalization" by which a portion of the amounts received on issuances and the amounts paid on redemptions of fund shares (equivalent, on a per share basis, to the amount of distributable investment income--net on the date of the transaction) is allocated to undistributed investment income-net so that undistributed investment income-net per share is unaffected by fund shares issued or redeemed.

NOTE 2--Bank Line of Credit:

The fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended September 30, 1999, the fund did not borrow under either line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .65 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage commissions and extraordinary expenses, exceed 1 1/2% of the value of the fund's average net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear, the amount of such excess expenses. During the period ended September 30, 1999, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 1999, the fund was charged $336,588 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 1999, the fund was charged $110,417 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 1999, the fund was charged $39,181 pursuant to the custody agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, options and financial futures, during the period ended September 30, 1999, amounted to $1,588,977,268 and $1,678,643,210, respectively.

The fund may invest in financial futures contracts and options on such futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at September 30, 1999, are set forth in the Statement of Financial Futures.

The fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities.

(b)   At   September  30,  1999,  accumulated  net  unrealized  depreciation  on investments and financial futures was $13,354,052, consisting of $1,112,205 gross unrealized appreciation and $14,466,257 gross unrealized depreciation.

At September 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                                                           For More Information

                        Dreyfus A Bonds Plus, Inc.

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

Custodian

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 1999 Dreyfus Service Corporation                                   084SA999